UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2026 (September 1, 2026)

Medalist Diversified, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-38719	47-5201540
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 8436

Richmond, VA 23226

(Address of principal executive offices)

(804) 338-7708

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of each Exchange on Which Registered	Trading Symbol(s)
Common Stock, $0.01 par value	Nasdaq Capital Market	MDRR

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	Entry into a Material Definitive Agreement

Entry into Mira Sav Partners LLC Joint Venture Agreement

On September 1, 2026, Medalist Diversified, Inc. (the “Company”), through its wholly owned subsidiary, MDI Mira Sav, LLC, entered into a joint venture (the “Mira JV”) with Spandrel Development Partners, LLC (“Spandrel”), a real estate developer, and certain other investors, including Frank Kavanaugh, the Company’s Chief Executive Officer and Emanuel Neuman, a member of the Company’s Board of Directors. The Company committed to contribute $4.0 million to the Mira JV for an approximately 42% preferred equity interest in such joint venture. Spandrel, Mr. Kavanaugh and Mr. Neuman hold a 37%, 11% and 11% common equity interest in the Mira JV, respectively.

The Mira JV is structured as a Delaware limited liability company managed by Spandrel, which has exclusive authority over management and operational decisions. The Company may remove Spandrel as managing member and take over sole management control of the Mira JV upon the occurrence of certain events that have a material adverse impact on the Mira JV or the Company. The Company will receive a preferred return of 6% of its invested preferred equity paid no less frequently than quarterly, and an additional accrued preferred return of 9% of its invested preferred equity paid upon exit.  The Company has approval rights over all major decisions, as defined in the limited liability company operating agreement of Mira Sav Partners, LLC (the “Mira JV Agreement”). The Company may not transfer its interests in the Mira JV without the consent of the other members thereto, subject to certain permitted transfers.

In connection with the entry into the Mira JV Agreement, Medalist Diversified Holdings, LP, a Delaware limited partnership and the Company’s operating partnership (the “Operating Partnership”), has agreed to provide a limited guaranty with respect to an approximate $13.5 million construction loan to be made to Mira JV.  Closing on the construction loan is expected to occur within 30 days.

In accordance with the Company's Corporate Governance Guidelines, Audit Committee Charter and Related Party Transaction Policy, the Company's entry into the Mira JV was reviewed and approved by a majority of the Company's Board of Directors. Mr. Neuman, a member of the Board and co-founder of Spandrel, and Mr. Kavanaugh, the Company's Chief Executive Officer, who is also investing in the Mira JV, each recused themselves from the vote.

The foregoing description is only a summary of the material provisions of the Mira JV Agreement and is qualified in its entirety by reference to the full text of the Mira JV Agreement, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Reinstatement of Purchase and Sale Agreement

As previously disclosed in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on July 22, 2026, on July 21, 2026 the Company entered into a Purchase and Sale Agreement (the “Agreement”), with NPH Ventures, LLC a Delaware limited liability company (the “NPH Seller”), whereby the Company agreed to acquire a property located at 8600 Highway 377, Aubrey, Texas 76258, consisting of a Caliber Collision Center and more particularly described in Exhibit A to the Agreement

As previously disclosed, on August 18, 2026, the Company exercised its right to terminate the Agreement.

On September 3, 2026, the Company and the NPH Seller entered into a Reinstatement and First Amendment to Purchase and Sale Agreement (the “Amendment”), pursuant to which the Agreement was reinstated. Pursuant to the terms of the Amendment, the sales price was reduced from $ $5,494,444 to $5,404,864 and the inspection period was extended to seven days from the date of the Amendment. The funds previously deposited by the Company as an earnest money deposit will be retained by the NPH Seller.

The summary of the terms and conditions of the Amendment is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

The Agreement was filed as Exhibit 10.1 to the Company’s Current Report on 8-K filed on July 22, 2026 and is incorporated by reference herein

ITEM 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed in the Form 8-K  filed on June 17, 2026, with the SEC on June 17, 2026, MDR Brookfield, LLC, a Delaware limited liability company (the “MDI Seller”), a wholly owned subsidiary of the Company, entered into a Purchase and Sale Agreement (the “MDI Agreement”), with Person Street Partners GP Fund I, L.P., a Delaware limited partnership (the “Purchaser”), whereby the Purchaser agreed to acquire from the MDI Seller Brookfield Center, a 64,880 square foot retail property located in Greenville, South Carolina (the “Brookfield Property”).

On September 1, 2026, the Company closed on the sale of the Brookfield Property (the “Disposition”). The total sales price of the Brookfield Property was $10,100,000. The sale was based on arm’s length negotiations with an unaffiliated purchaser. The Company used $4,342,261 from the proceeds from the sale of the Brookfield Property to defease and retire its obligations under the mortgage loan secured by the Brookfield Property.

The foregoing description is only a summary of the material provisions of the MDI Agreement and is qualified in its entirety by reference to the full text of the MDI Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on 8-K filed on June 17, 2026 and incorporated by reference herein.

The unaudited pro forma condensed consolidated financial information of the Company, together with the related notes thereto, giving effect to the consummation of the Disposition and the consummation of prior dispositions, is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(b) Unaudited Pro Forma Financial Information

The following unaudited pro forma financial statements for the Company are set forth in Exhibit 99.1, which is incorporated herein by reference.

Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2026.

Notes to Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2026.

Unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2026

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2026

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2025.

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2025.

(d) Exhibits

Exhibit No.	Description
10.1	Limited Liability Company Operating Agreement of Mira Sav Partners, LLC, dated as of September 1, 2026
10.2	Reinstatement and First Amendment to Purchase and Sale Agreement dated September 3, 2026 by and between Medalist Diversified, Inc and NPH Ventures, LLC
99.1	Unaudited Pro Forma Financial Statements
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALIST DIVERSIFIED, INC.

Dated: September 8, 2026	By:	/s/ C. Brent Winn, Jr.
C. Brent Winn, Jr.
Chief Financial Officer